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                                                                  EXHIBIT 10.13

                             MIS SERVICES AGREEMENT

       This Agreement by and between Mercury, Inc. and Maas.net, LLC, is for the provision of general MIS services by Maas.net, LLC to Mercury, Inc. The term of this Agreement shall be month to month. Mercury, Inc. will pay to Maas.net, LLC a monthly fee, inclusive of employee benefits costs, of $2,000.00 for general MIS services as follows:

       1.     General Network Administration.
       2.     General Equipment Installations, Upgrades, and Updates.
       3.     General Preventative Maintenance.
       4.     General Network Inventory, Diagramming, and Record Keeping.
       5.     General Help Desk Services for Normal Applications
              (Excluding Accounting)
       6.     Computer Supplies Management.

       All above services will be conducted in a professional and timely fashion within the following parameters of operation:

       1.     Normal Weekly Service Schedule from 7AM to 7PM.
       2.     Normal Weekend Service Schedule from 10AM to 2PM Saturday
       3.     1 Hour Response Time to Emergencies in the CM Tower
       4.     2 Hour Response Time to Emergencies at Area Remote Offices
       5.     4 Hour Problem Resolution for Problem at CM Tower
       6.     Same Day Problem Resolution at Area Remote Offices
       7.     Normal Service Orders will be scheduled for Next Business Day
       8.     General Website Management and Minor Updates Included.

       All additional services shall be billed at a rate of $50.00 per hour. The undersigned authorized representatives of Mercury, Inc. and Maas.net, LLC agree to the terms and conditions of this Agreement.

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DATE:           6/6/96                   MERCURY, INC.
       ------------------------
                                         BY:    /s/ MIKE CLARK
                                                -----------------------------
                                         TITLE:  V.P. / General Manager
                                                -----------------------------

                                         MAAS.NET, LLC

                                         BY:    /s/ ILLEGIBLE
                                                -----------------------------
                                         TITLE: President
                                                -----------------------------
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